                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            ______________________



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: August 6, 1999
                        ------------------------------
                       (Date of earliest event reported)


                         FORMAN PETROLEUM CORPORATION
                         ----------------------------
              (Exact name of Registrant as specified in charter)



       Louisiana                   333-31375                72-0954774
----------------------------      -----------           ------------------
(State or other juris-            (Commission             (IRS Employer
diction of incorporation)          File No.)            Identification No.)


650 Poydras Street, Suite 2200, New Orleans, Louisiana         70130
------------------------------------------------------         -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone no., including area code:  (504) 586-8888

                                      N/A
                    ---------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

          Forman Petroleum Corporation (the "Company") issued today a press release in which the Company announced that it had filed a voluntary petition to reorganize the Company under Chapter 11 of the United States Bankruptcy Code (the "Petition"). The Petition was filed in the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court") and bears the caption In re Forman Petroleum Corporation, Debtor (Case No. ___________).

          As previously reported, the Company entered into a Memorandum of Understanding dated April 27, 1999 (the "Memorandum") with certain holders of the Company's 13.5% Senior Secured Notes Due June 1, 2004 (the "Noteholders") and certain holders of the Company's Series A Cumulative Preferred Stock (the "Preferred Stockholders") with respect to a proposed restructuring of the Company (the "Recapitalization"). The Company and the other parties to the Memorandum have executed a First Amendment to Memorandum of Understanding dated August 6, 1999 (the "Amendment"), a copy of which is filed herewith.

          The provisions of the Memorandum, as amended by the Amendment, will form the basis for the Company's prepackaged plan of reorganization (the "Plan"). The Amendment obligates the Company to file the Plan in the Bankruptcy Court within five days after the filing of the Petition. By execution of the Memorandum and the Amendment, each of the Noteholders and Preferred Stockholders that is a party thereto has agreed to vote for the Plan, provided it complies in all respects with the terms of the Memorandum as amended by the Amendment.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits


     EXHIBIT NO.                 DESCRIPTION                  PAGE NO.
----------------------   -------------------------------   --------------
 10.6                    First Amendment to Memorandum     Filed Herewith
                         of Understanding

 99.6                    Press Release                     Filed Herewith

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FORMAN PETROLEUM CORPORATION


Dated: August 6, 1999         By:  /s/ McLain J. Forman
                                 ----------------------
                                 McLain J. Forman
                                 Chairman of the Board,
                                 Chief Executive Officer and
                                 President
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                                 INDEX TO EXHIBITS
                                 -----------------


     EXHIBIT NO.                  DESCRIPTION               PAGE NO.
----------------------   -----------------------------   --------------
 10.6                    First Amendment to Memorandum   Filed Herewith
                         of Understanding

 99.9                    Press Release                   Filed Herewith